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                                                                   EXHIBIT 10.10
                                                                  CONFORMED COPY
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                          REGISTRATION RIGHTS AGREEMENT




                                      AMONG



                           NEW UNITEDGLOBALCOM, INC.,



                           LIBERTY MEDIA CORPORATION,



                              LIBERTY GLOBAL, INC.



                                       AND



                               LIBERTY UCOMA, LLC






                          DATED AS OF JANUARY 30, 2002




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                                TABLE OF CONTENTS


ARTICLE I DEFINITIONS......................................................................1
   1.1     Definitions.....................................................................1
   1.2     Internal References.............................................................3

ARTICLE II REGISTRATION RIGHTS.............................................................3
   2.1     Demand Registration.............................................................3
   2.2     Piggyback Registration..........................................................5

ARTICLE III REGISTRATION PROCEDURES........................................................7
   3.1     Filings; Information............................................................7
   3.2     Registration Expenses..........................................................10

ARTICLE IV INDEMNIFICATION AND CONTRIBUTION...............................................11
   4.1     Indemnification by the Company.................................................11
   4.2     Indemnification by Selling Holders.............................................11
   4.3     Conduct of Indemnification Proceedings.........................................12
   4.4     Contribution...................................................................13

ARTICLE V MISCELLANEOUS...................................................................13
   5.1     Participation in Underwritten Registrations....................................13
   5.2     Rule 144.......................................................................14
   5.3     Holdback Agreements............................................................14
   5.4     Termination....................................................................14
   5.5     Amendments, Waivers, Etc.......................................................15
   5.6     Counterparts...................................................................15
   5.7     Entire Agreement...............................................................15
   5.8     Governing Law..................................................................15
   5.9     Assignment of Registration Rights..............................................15
   5.10    Notices........................................................................15
   5.11    Interpretation.................................................................17


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                          REGISTRATION RIGHTS AGREEMENT

                  This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), is entered into as of January 30, 2002, by and among New UnitedGlobalCom, Inc., a Delaware corporation (the "COMPANY"), Liberty Media Corporation, a Delaware corporation, Liberty Global, Inc. a Delaware corporation ("LIBERTY GLOBAL"), and Liberty UCOMA, LLC, a Delaware limited liability company ("LIBERTY UCOMA").

                  WHEREAS, the Company, UnitedGlobalCom, Inc., a Delaware corporation ("UNITED"), United/New United Merger Sub, Inc., a Delaware corporation ("MERGER SUB"), Liberty Global, Liberty Media International, Inc., a Delaware corporation ("LMINT"), Liberty Media and certain stockholders of United (the "FOUNDERS") are parties to an Amended and Restated Agreement and Plan of Reorganization and Merger, dated as of December 31, 2001 (the "MERGER AGREEMENT"), pursuant to which the parties thereto will effect a transaction in which, among other things, (a) the Founders and Liberty Global will contribute or cause to be contributed all of the shares of Class B Common Stock, par value $0.01 per share, of United held by them and Liberty Media will contribute or cause to be contributed certain shares of Class A Common Stock, par value $0.01 per share, of United held, directly or indirectly, by it to the Company in exchange for an equal number of shares of the Company's Class B Common Stock, par value $0.01 per share ("CLASS B STOCK") (in the case of the Founders), or Class C Common Stock, par value $0.01 per share ("CLASS C STOCK") (in the case of Liberty Global), (b) the Company will acquire United by means of a merger of Merger Sub with and into United, and (c) Liberty Media will contribute, or cause to be contributed, cash and certain debt securities to the Company in exchange for additional shares of Class C Stock; and

                  WHEREAS, Liberty UCOMA is a "Contributing Party" for purposes of the Merger Agreement; and

                  WHEREAS, it is a condition precedent to the closing of the transactions contemplated by the Merger Agreement that the parties hereto execute and deliver this Agreement;

                  NOW THEREFORE, in consideration of the premises, mutual promises and covenants contained in this Agreement and intending to be legally bound, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

1.1      DEFINITIONS.

         Terms defined in the Merger Agreement are used herein as therein defined except as otherwise indicated below. In addition, the following terms, as used herein, have the following meanings:

                  "AGREEMENT" has the meaning set forth in the preamble hereof.

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                  "CLASS A STOCK" means the Company's Class A Common Stock, par value $0.01 per share.

                  "CLASS B STOCK" has the meaning set forth in the recitals hereof.

                  "CLASS C STOCK" has the meaning set forth in the recitals hereof.

                  "COMPANY" has the meaning set forth in the preamble hereof.

                  "DEMAND REGISTRATION" means a registration under the Securities Act requested in accordance with Section 2.1.

                  "FOUNDERS" has the meaning set forth in the recitals hereof.

                  "INITIAL AMOUNT" means the number of shares of Class A Stock beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) by the Liberty Holders, calculated without giving effect to any conditions to or restrictions on the conversion of any securities of the Company, immediately following the Closing (as adjusted for stock splits, reverse splits, stock dividends, reclassifications, recapitalizations and similar events affecting the Class A Stock).

                  "LIBERTY GLOBAL" has the meaning set forth in the preamble hereof.

                  "LIBERTY HOLDERS" means each of Liberty Media, Liberty Global, Liberty UCOMA, their respective Affiliates and any direct or indirect transferee of any Registrable Securities held by any of such Persons.

                  "LIBERTY MEDIA" means Liberty Media Corporation, a Delaware corporation, and any successor (by merger, consolidation, transfer or otherwise) to all or substantially all of its assets.

                  "LIBERTY UCOMA" has the meaning set forth in the preamble hereof.

                  "LMINT" has the meaning set forth in the recitals hereof.

                  "MERGER AGREEMENT" has the meaning set forth in the recitals hereof.

                  "MERGER SUB" has the meaning set forth in the recitals hereof.

                  "PIGGYBACK REGISTRATION" has the meaning set forth in
Section 2.2.

                  "REGISTRABLE SECURITIES" means all securities of the Company or of any successor to the Company (by reason of merger, share exchange, sale of all or substantially all the assets of the Company or otherwise) now owned or hereafter acquired by any Liberty Holder. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) such securities shall have been transferred or disposed of pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, new certificates therefor not bearing a legend restricting further transfer shall


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have been delivered by the Company and the subsequent transfer or disposition of such securities shall not require their registration or qualification under the Securities Act or any similar state law then in force or (ii) such securities shall have ceased to be outstanding.

                  "REQUESTING HOLDERS" means the Liberty Holders requesting a Demand Registration and shall include Liberty Holders deemed "Requesting Holders" pursuant to Section 2.1(c).

                  "RULE 144" means Rule 144 (or any successor rule of similar effect) promulgated under the Securities Act.

                  "SELLING HOLDER" means any Liberty Holder that is selling Registrable Securities pursuant to a public offering registered hereunder.

                  "SHELF REGISTRATION" means a registration of shares to be sold on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (or any successor provision thereto).

                  "UNDERWRITER" means a securities dealer that purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

                  "UNITED" has the meaning set forth in the recitals hereof.

1.2      INTERNAL REFERENCES

         Unless the context indicates otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement, and references to the parties shall mean the parties to this Agreement.

                                   ARTICLE II

                               REGISTRATION RIGHTS

2.1      DEMAND REGISTRATION.

         (a) Liberty Media or its designee, on behalf of the Liberty
Holders, shall be entitled to make written requests from time to time for Demand Registration of all or any part of the Registrable Securities held by the Liberty Holders, provided that each such Demand Registration must be in respect of Registrable Securities representing not less than the lower of (A) 10% of the Initial Amount or, with respect to Registrable Securities other than shares of Class A Stock, a number of such other securities having a fair market value (based on the average of the closing prices of such securities on the principal stock exchange or interdealer quotation system on which such securities are traded for the five consecutive trading days immediately preceding the date of the written request for such Demand Registration or, if such securities are not publicly traded, as determined in good faith by the Company's Board of Directors) equal to at least 10% of the product of (x) the Initial Amount, MULTIPLIED BY (y) the average of the closing prices of the Class A Stock on the principal stock exchange or interdealer quotation system on which the Class A Stock is traded for the same five trading day period or (B) all of the Registrable Securities held by the Liberty Holders. Notwithstanding the foregoing,


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the Company shall not be obligated to effect more than a total of five (5)
Demand Registrations and Liberty Media and any designee of Liberty Media may make no more than two requests for a Demand Registration in any 12-month period.

         (b) Any request for a Demand Registration will specify the aggregate number and kind of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. A registration will not count as a Demand Registration until it has become effective and at least 90% of the Registrable Securities requested to be included in such Demand Registration have been registered and sold.

         (c) Upon receipt of any request for a Demand Registration by Liberty Media or its designee, the Company shall promptly (but in any event within ten days) give written notice of such proposed Demand Registration to each of the Liberty Holders that, according to the stock transfer book of the Company, holds Registrable Securities, and all such Liberty Holders (including their respective direct or indirect transferees) shall have the right, exercisable by written notice to the Company within 20 days of their receipt of the Company's notice, to elect to include in such Demand Registration such portion of their Registrable Securities as they may request. All such Persons requesting to have their Registrable Securities included in a Demand Registration in accordance with the preceding sentence shall be deemed to be "Requesting Holders" for purposes of this Section 2.1.

         (d) If Liberty Media or its designee so elects, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a "firm commitment" underwritten offering. The Company shall have the right to select the Underwriters to be used in connection with any offering under this
Section 2.1, provided that such Underwriters, including the managing Underwriters, shall be reasonably satisfactory to the Requesting Holders that hold a majority of the Registrable Securities requested to be included in such Demand Registration. Any request for Demand Registration may specify that Registrable Securities are to be sold pursuant to a Shelf Registration.

         (e) The Company will have the right to preempt any Demand Registration with a primary registration by giving written notice, within ten Business Days after the request for such Demand Registration was given, of such intention to Liberty Media indicating that the Company has identified a specific business need and use for the proceeds of the sale of such securities and had contemplated such sale of securities prior to the date such written request was given, and the Company shall use commercially reasonable efforts to effect a primary registration within 90 days of such notice. In the ensuing primary registration, the Liberty Holders will have the Piggyback Registration rights set forth in Section 2.2 hereof. If the Company thereafter decides to abandon its intention to pursue such sale of securities, it shall give notice thereof to Liberty Media within two Business Days following the Company's decision. The Company may exercise the right to preempt a Demand Registration only once in each 360-day period; provided, that during each 360-day period the Company shall use its reasonable best efforts to permit a period of at least 180 consecutive days during which the Liberty Holders may effect a Demand Registration.

         (f) If a Demand Registration involves an underwritten offering and the managing Underwriter(s) advise the Company and the Requesting Holders in writing that, in its


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opinion, the number of securities requested to be included in such registration
(including securities of the Company that are not Registrable Securities) exceeds the number that can be sold in such offering without adversely affecting the price of the offering, the Company will include in such registration the Registrable Securities requested to be included in such registration. If the number of Registrable Securities requested to be included in such registration exceeds the number that, in the opinion of such managing underwriter, can be sold in such offering, the number of such Registrable Securities to be included in such Demand Registration shall be allocated pro rata among all Requesting Holders on the basis of the relative number of Registrable Securities then held by each such Requesting Holder (provided that the number of Registrable Securities thereby allocated to any Requesting Holder for inclusion in such Demand Registration that exceeds such Requesting Holder's request shall be reallocated among the remaining Requesting Holders in like manner) or in such other manner as the Requesting Holders may agree. If the number of Registrable Securities requested to be included in such Demand Registration is less than the number that, in the opinion of the managing Underwriter(s), can be sold in such offering without adversely affecting the price of the offering, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of the managing Underwriter(s), can be so sold in such offering. If the number of Registrable Securities requested to be included in such Demand Registration plus the number of securities proposed to be included in such Demand Registration by the Company is less than the number that, in the opinion of the managing Underwriter(s), can be sold in such offering without adversely affecting the price of the offering, the securities requested to be included in such Demand Registration by other Persons whose requests have been approved by the Company may be included in such Demand Registration up to the number of securities that, in the opinion of the managing Underwriter(s), can be so sold. If any Registrable Securities requested to be registered pursuant to a Demand Registration under this Section 2.1 are excluded from registration hereunder, then the Liberty Holder(s) having Registrable Securities excluded shall have the right to withdraw all, or any part, of their Registrable Securities from such registration prior to its effectiveness.

2.2      PIGGYBACK REGISTRATION

         (a) If the Company proposes to file a registration statement under the Securities Act with respect to an offering of securities for the account of any Person other than a Liberty Holder or for its own account (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission)), the Company shall give written notice of such proposed filing to the Liberty Holders as soon as reasonably practicable (but in no event less than 15 days before the anticipated filing date), undertaking to provide each Liberty Holder the opportunity to register on the same terms and conditions such number of Registrable Securities as such Liberty Holder may request (a "PIGGYBACK REGISTRATION"). Each Liberty Holder will have five Business Days after any such notice is given to notify the Company as to whether it wishes to participate in a Piggyback Registration (which notice shall not be deemed to be a request for a Demand Registration); provided that should a Liberty Holder fail to provide timely notice to the Company, such Holder will forfeit any rights to participate in the Piggyback Registration with respect to such proposed offering. If the registration statement is filed on behalf of a Person other than the Company, the Company will use its best efforts to have the amount of Registrable Securities that the Liberty Holders wish to sell included in the registration statement. If the Company or the Person for whose account such offering is being made shall


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determine in its sole discretion not to register or to delay the proposed offering, the Company may, at its election, provide written notice of such determination to the Liberty Holders and (i) in the case of a determination not to effect the proposed offering, shall thereupon be relieved of the obligation to register such Registrable Securities in connection therewith, and (ii) in the case of a determination to delay a proposed offering, shall thereupon be permitted to delay registering such Registrable Securities for the same period as the delay in respect of the proposed offering. If the Piggyback Registration involves an underwritten public offering, any Liberty Holder that requested that Registrable Securities be included therein may elect, by written notice given to the Company prior to the effective date of the registration statement therefor, not to register such Registrable Securities in connection with such Piggyback Registration. As between the Company and the Selling Holders, the Company shall be entitled to select the Underwriters in connection with any Piggyback Registration.

         (b) If a Piggyback Registration involves an underwritten offering and the managing Underwriter(s) advise the Company in writing that, in its opinion, the amount of securities requested to be included in such registration by all selling securityholders and the Company, if applicable, exceeds the amount which can be sold in such offering without adversely affecting the price of such offering, then the Company will include in such Piggyback Registration (A) if such Piggyback Registration relates to a primary offering initiated by the Company, (i) first, the securities proposed to be sold by the Company, (ii) second, to the extent the number of securities proposed to be included in such Piggyback Registration by the Company is less than the number of securities which the Company has been advised by the managing Underwriter(s) can be sold in such offering without having the adverse effect referred to above, the Registrable Securities requested to be included in such Piggyback
Registration by the Liberty Holders (provided that if the number of such Registrable Securities, in combination with the number of securities proposed to be included in such Piggyback Registration by the Company, exceeds the number which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such Registrable Securities included in such Piggyback Registration shall be allocated pro rata among all such Liberty Holders on the basis of the relative number of Registrable Securities that each of the Liberty Holders has requested to be included in such Piggy Registration or in such other manner as such Liberty Holders may agree); and (B) if such Piggyback Registration relates to a secondary offering initiated by any Person other than a Liberty Holder, (i) first, the securities requested to be included in such registration by such other Person (to the extent that the number of such securities does not exceed the number of securities which the Company has been advised by the managing Underwriter(s) can be sold in such offering without having the adverse effect described above), (ii) second, to the extent the number of securities requested to be included in such registration by such other Person is less than the number of securities which the Company has been advised by the managing Underwriter(s) can be sold in such offering without having the adverse effect referred to above, the Registrable
Securities requested to be included in such Piggyback Registration by the Liberty Holders (provided that if the number of such Registrable Securities, in combination with the securities of such other Person to be included in such Piggyback Registration, exceeds the number which the Company has been advised by the managing Underwriter(s) can be sold in such offering without having the adverse effect referred to above, the number of such Registrable Securities of the Liberty Holders included in such Piggyback Registration shall be allocated pro rata among all such Liberty Holders on the basis of the relative number of Registrable Securities each such Liberty Holder has requested to be

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included in such Piggyback Registration or in such other manner as such
Liberty Holders may agree) and (iii) third, to the extent the sum of the number of securities requested to be included in such Piggyback Registration by such other Person plus the number of Registrable Securities proposed to be included in such Piggyback Registration by the Liberty Holders is less than the number of securities which the Company has been advised by the managing Underwriter(s) can be sold in such offering without having the adverse effect referred to above, the securities proposed to be sold by the Company (to the extent that the number of such securities does not exceed, in combination with the securities of such other Person and the Liberty Holders to be included in such Piggyback Registration, the number of securities which the Company has been advised by the managing Underwriter(s) can be sold in such offering without having the adverse effect described above). If as a result of the provisions of this Section 2.2(b) any Liberty Holder is not entitled to include all Registrable Securities in a Piggyback Registration that such Liberty Holder has requested to be so included, such Liberty Holder may withdraw such Liberty Holder's request to include Registrable Securities in such Piggyback Registration prior to its effectiveness.

                  (c) The Company shall not grant any piggyback registration or similar rights to any Person that would provide such Person with piggyback registration or similar rights that are senior to or pari passu with the rights granted to the Liberty Holders hereunder.

                                  ARTICLE III

                             REGISTRATION PROCEDURES

3.1      FILINGS; INFORMATION

         In connection with the registration and offering of Registrable Securities pursuant to Sections 2.1 and 2.2 hereof, the Company will use its reasonable best efforts to effect the registration and offering of such Registrable Securities as promptly as is reasonably practicable, and in connection with any such request:

                  (a) The Company will expeditiously prepare and file with the Commission a registration statement on any form for which the Company then qualifies and that counsel for the Company shall deem appropriate and available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such filed registration statement to become and remain effective for such period, not to exceed 180 days (or two years, in the case of a Shelf Registration), as may be reasonably necessary to effect the sale of the Registrable Securities registered thereunder; PROVIDED that if the Company shall furnish to the Selling Holders a certificate signed by the Company's Chairman, President or any Executive Vice-President or Vice-President stating that the Company's Board of Directors has determined in good faith that it would be detrimental or otherwise disadvantageous to the Company or its stockholders for such a registration statement to be filed as expeditiously as possible or for Registrable Securities to be offered pursuant to an effective Shelf Registration, because the disclosure of information in any related prospectus or prospectus supplement would materially interfere with any acquisition, financing or other material event or transaction which is then intended and the public disclosure of which at the time would be materially prejudicial to the Company, the Company may postpone the filing or

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effectiveness of a registration statement or any offering of Registrable
Securities pursuant to an effective Shelf Registration for a period of not more than 90 days; PROVIDED that during each 360-day period the Company shall use its reasonable best efforts to permit a period of at least 180 consecutive days during which the Company will effect the registration of Registrable Securities or any offering of Registrable Securities pursuant to an effective Shelf Registration in accordance with this Agreement; and PROVIDED, FURTHER, that if
(i) the effective date of any registration statement filed pursuant to a Demand Registration would otherwise be at least 45 calendar days, but fewer than 90 calendar days, after the end of the Company's fiscal year, and (ii) the Securities Act requires the Company to include audited financials as of the end of such fiscal year, the Company may delay the effectiveness of such registration statement for such period as is reasonably necessary to include therein its audited financial statements for such fiscal year.

                  (b) The Company will, if requested, prior to filing such registration statement or any amendment or supplement thereto, furnish to the Selling Holders, and each applicable managing Underwriter, if any, copies thereof, and thereafter furnish to the Selling Holders and each such Underwriter, if any, such number of copies of such registration statement, amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus) as the Selling Holders or each such Underwriter may reasonably request in order to facilitate the sale of the Registrable Securities by the Selling Holders.

                  (c) After the filing of the registration statement, the Company will promptly notify the Selling Holders of any stop order issued or, to the Company's knowledge, threatened to be issued by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

                  (d) The Company will use its commercially reasonable efforts to qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of the appropriate jurisdictions in the United States; keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable each Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder in such jurisdictions; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph 3.1(d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction.

                  (e) The Company will as promptly as is practicable notify the Selling Holders, at any time when a prospectus relating to the sale of the Registrable Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, of the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and promptly make available to the Selling Holders and to the Underwriters any such supplement or amendment. Upon receipt of any notice of the

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occurrence of any event of the kind described in the preceding sentence, Selling
Holders will forthwith discontinue the offer and sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until receipt by the Selling Holders and the Underwriters of the copies of such supplemented or amended prospectus and, if so directed by the Company, the Selling Holders will deliver to the Company all copies, other than permanent file copies then in the possession of Selling Holders, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided in Section 3.1(a) hereof by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to the Selling Holders such supplemented or amended prospectus.

                  (f) The Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions (including, without limitation, participation in road shows and investor conference calls) as are required in order to expedite or facilitate the sale of such Registrable Securities.

                  (g) At the request of any Underwriter in connection with an underwritten offering the Company will furnish (i) an opinion of counsel, addressed to the Underwriters, covering such customary matters as the managing Underwriter may reasonably request and (ii) a comfort letter or comfort letters from the Company's independent public accountants covering such customary matters as the managing Underwriter may reasonably request.

                  (h) If requested by the managing Underwriter or any Selling Holder, the Company shall promptly incorporate in a prospectus supplement or post-effective amendment such information concerning the Underwriters or Selling Holders as the managing Underwriter or any Selling Holder reasonably requests to be included therein, including without limitation, with respect to the Registrable Securities being sold by such Selling Holder, the purchase price being paid therefor by the Underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post effective amendment.

                  (i) The Company shall promptly make available for inspection by any Selling Holder or Underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such Selling Holder or Underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, however, that unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this subparagraph (i) if
(A) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (B) if either (1) the Company has requested and been granted from the Commission confidential treatment of such information contained in any filing with the


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Commission or documents provided supplementally or otherwise or (2) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing, unless prior to furnishing any such information with respect to (A) or (B) such Holder of Registrable Securities requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; provided further, however, that each Holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

                  (j) The Company shall cause the Registrable Securities included in any registration statement to be (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, or (ii) authorized to be quoted and/or listed (to the extent applicable) on the Nasdaq National Market if the Registrable Securities so qualify.

                  (k) The Company shall provide a CUSIP number (if one has not already been provided) for the Registrable Securities included in any registration statement not later than the effective date of such registration statement.

                  (l) The Company shall cooperate with each Selling Holder and each Underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

                  (m) The Company shall during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

                  (n) The Company will make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

         The Company may require Selling Holders promptly to furnish in writing to the Company such information regarding such Selling Holders, the plan of distribution of the Registrable Securities and other information as the Company may from time to time reasonably request or as may be legally required in connection with such registration.

3.2      REGISTRATION EXPENSES

         In connection with any registration effected hereunder, the Company shall pay all expenses incurred in connection with such registration (the "REGISTRATION EXPENSES") including the following: (i) registration and filing fees with the Commission and the National Association of Securities Dealers, Inc., (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) fees and expenses incurred in connection with the listing or quotation of the Registrable Securities, (v) fees and expenses of counsel to the Company and the reasonable fees and expenses of independent certified public accountants for the Company (including fees and expenses associated with the special audits or the delivery of comfort letters),
(vi) the reasonable fees and expenses of any additional experts retained by the Company in connection with such registration, (vii) all roadshow costs and expenses not paid by the Underwriters and (viii) the reasonable fees and expenses of counsel for the Selling Holders. The Company shall not be responsible for any underwriting discounts, selling commissions or stock transfer taxes applicable to the sale of Registrable Securities.

                                   ARTICLE IV

                        INDEMNIFICATION AND CONTRIBUTION

4.1      INDEMNIFICATION BY THE COMPANY

         The Company agrees to indemnify and hold harmless each Selling Holder and its Affiliates and their respective officers, directors, partners, stockholders, members, employees, agents and representatives and each Person (if any) that controls a Selling Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys' fees) caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by or based upon any information furnished in writing to the Company by or on behalf of such Selling Holder expressly for use therein or by the Selling Holder's failure to deliver a copy of the final prospectus after the Company has furnished the Selling Holder with copies of the same and such final prospectus corrected errors or omissions in a preliminary prospectus that are the basis of such losses, claims, damages or liabilities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Selling Holder or its Affiliates and shall survive the transfer of the Registrable Securities by such Selling Holder.

4.2      INDEMNIFICATION BY SELLING HOLDERS

         Each Selling Holder agrees to indemnify and hold harmless the Company, its officers and directors, and each Person, if any, that controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Selling Holder, but only with reference to information furnished in writing by or on behalf of such Selling Holder expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. Each such Selling Holder's liability under this Section 4.2 shall be limited to an amount equal to the net proceeds (after deducting the underwriting discount and expenses) received by such Selling Holder from the sale of such

Registrable Securities by such Selling Holder. The obligation of each Selling Holder shall be several and not joint.

4.3      CONDUCT OF INDEMNIFICATION PROCEEDINGS

         In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 4.1 or Section 4.2, such Person (the "INDEMNIFIED PARTY") shall promptly so notify the Person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing; PROVIDED that the failure of the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article IV with respect to such proceeding except to the extent that the Indemnifying Party is actually and materially prejudiced by such failure to give notice. The Indemnifying Party shall be entitled to participate in such proceeding and, subject to the following sentence, assume the defense thereof with counsel retained by the Indemnifying Party (the fees and expenses of which counsel shall be paid by the Indemnifying Party) provided that such counsel is reasonably satisfactory to the Indemnified Party. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but, after notice from the Indemnifying Party of its election to assume the defense of such proceeding and of its retention of counsel reasonably satisfactory to the Indemnified Party whose representation of the Indemnified Party would not present such counsel with a conflict of interest, the Indemnifying Party shall not be liable for the fees and expenses of separate counsel retained by the Indemnified Party subsequently incurred in connection with the defense of such proceeding (other than reasonable costs of investigation), unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such separate counsel or (ii) the named parties to or targets of any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not be entitled to assume the defense of such proceeding on the Indemnified Party's behalf). It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent (not to be unreasonably withheld), or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect of such claim or proceeding.

4.4      CONTRIBUTION

         If the indemnification provided for in this Article IV is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities in respect of which indemnity is to be provided hereunder, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall to the fullest extent permitted by law contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of such party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and a Selling Holder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and each Selling Holder agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article IV, no Selling Holder shall be required to contribute any amount in excess of the amount by which the net proceeds of the offering (after deducting the underwriting discount and expenses) received by such Selling Holder exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE V

                                  MISCELLANEOUS

5.1      PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

         No Person may participate in any underwritten registered offering contemplated hereunder unless such Person (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, custody arrangements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement and (c) furnishes in writing to the Company such information regarding such Person, the plan of distribution of the Registrable Securities and other information as the Company may from time to time request or as may be legally required in connection with such registration; provided, however, that no such Person shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Person's ownership of his or its Registrable Securities to be sold or transferred free and clear of all liens, claims and encumbrances, (ii) such Person's power and authority to effect such transfer and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested; provided further, however, that the obligation of such Person to indemnify pursuant to any such underwriting agreements shall be several, not joint and several, among such Persons selling Registrable Securities, and the liability of each such Person will be in proportion to, and provided further that such liability will be limited to, the net amount received by such Person from the sale of such Person's Registrable Securities pursuant to such registration.

5.2      RULE 144

         The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as the Liberty Holders may reasonably request to the extent required from time to time to enable the Liberty Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Liberty Holder, the Company will deliver to such Liberty Holder a written statement as to whether it has complied with such reporting requirements.

5.3      HOLDBACK AGREEMENTS

         For so long as the Liberty Holders own 10% or more of any class of capital stock of the Company, subject to their rights pursuant to Sections 2.1 and 2.2 hereof, each Liberty Holder and the Company agrees that if requested by the managing Underwriters in an underwritten public offering of equity securities of the Company (including debt securities convertible or exchangeable for such equity securities), whether for the account of the Company or another Person, it will not effect any public offer to sell, sale or distribution, including pursuant to Rule 144 under the Securities Act, of any equity security of the Company (or any such convertible or exchangeable debt security), in each case other than as part of such underwritten public offering and subject to other customary exceptions, during the seven days prior to, and during the 180-day period (or such lesser period as the managing Underwriters may require) beginning on the effective date of the registration statement for such underwritten offering (or, in the case of an offering pursuant to a Shelf Registration, the pricing date for such underwritten offering), provided that in connection with such underwritten offering each officer and director of the Company and each Founder is subject to restrictions identical to those imposed on the Liberty Holders.

5.4      TERMINATION

         The registration rights granted under this Agreement will terminate at such time as there shall no longer be any Registrable Securities.

5.5      AMENDMENTS, WAIVERS, ETC.

         This Agreement may not be amended, waived or otherwise modified or terminated except by an instrument in writing signed by the Company and the holders of at least 50% of the Registrable Securities then held by all the Liberty Holders.

5.6      COUNTERPARTS

         This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. Each party need not sign the same counterpart.

5.7      ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

5.8      GOVERNING LAW

         This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Colorado regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

5.9      ASSIGNMENT OF REGISTRATION RIGHTS

         Each Liberty Holder may assign all or any part of its rights under this Agreement to any Person to whom such Liberty Holder sells, transfers, assigns or pledges Registrable Securities. If a Liberty Holder shall assign its rights pursuant to this Agreement in connection with the transfer of less than all its Registrable Securities, such Liberty Holder shall also retain its rights with respect to its remaining Registrable Securities.

5.10     NOTICES

         All notices, demands, requests, consents, approvals or other communications (collectively, "Notices") required or permitted to be given hereunder or that are given with respect to this Agreement shall be in writing and shall be delivered personally, telecopied (if receipt thereof is confirmed to the Person to whom sent), sent by nationally recognized overnight delivery service with charges prepaid or mailed by registered or certified mail with charges prepaid (if return receipt is requested), addressed (a) as set forth below, (b) to such other address as a party shall have specified most recently by written notice to other parties or (c) in the case of Notice to a Liberty Holder for whom an address has not been provided pursuant to this Section 5.10, to the address of such Liberty Holder as shown on the stock transfer books of the Company on the date of such Notice. Notice shall be deemed given on the date of transmission if transmitted by facsimile (with oral confirmation of receipt). Notice otherwise sent as provided herein shall be deemed given when actually delivered (or when delivery is refused) by hand, by certified mail or by overnight courier service.

                  TO THE COMPANY:
                  --------------

                  UnitedGlobalCom, Inc.
                  4643 South Ulster Street, Suite 1300
                  Denver, Colorado 80237
                  Attn: General Counsel
                  Telephone: (303) 770-4001
                  Fax: (303) 220-3117

                  WITH A COPY TO:
                  --------------

                  Holme Roberts & Owen LLP
                  1700 Lincoln Street
                  Suite 4100
                  Denver, Colorado  80237
                  Attn: W. Dean Salter
                  Telephone: (303) 861-7000
                  Fax: (303) 861-0200

                  TO THE LIBERTY HOLDERS:
                  ----------------------

                  Liberty Media Corporation
                  12300 Liberty Boulevard
                  Englewood, Colorado 80112
                  Attn: General Counsel
                  Telephone:(720) 875-5400
                  Fax: (720) 875-5268

                  WITH A COPY TO:

                  Baker Botts L.L.P.
                  599 Lexington Avenue
                  New York, New York 10022
                  Attn: Robert W. Murray Jr.
                  Telephone: (212) 705-5000
                  Fax: (212) 705-5125

                  and

                  Sherman & Howard
                  633 17th Street, suite 3000
                  Denver, Colorado  80202
                  Attn: Amy L. Hirter
                  Telephone: (303) 297-2900
                  Fax: (303) 298-0940

5.11     INTERPRETATION

         As used herein, except as otherwise indicated herein or as the context may otherwise require, the words "include," "includes" and "including" are deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import; the words "hereof," "herein," "hereunder" and comparable terms refer to the entirety hereof and not to any particular article, section or other subdivision hereof or attachment hereto; any pronoun shall include the corresponding masculine, feminine and neuter forms; the singular includes the plural and vice versa; references to any agreement or other document are to such agreement or document as amended and supplemented from time to time; references to any statute or regulation are to it as amended and supplemented from time to time, and to any corresponding provisions of successor statutes or regulations; references to "Article," "Section" or another subdivision are to an article, section or subdivision hereof; and all references to "the date hereof," "the date of this Agreement" or similar terms (but excluding references to the date of execution hereof) refer to the date first above written, notwithstanding that the parties may have executed this Agreement on a later date. Any reference herein to a "day" or number of "days" (without the explicit qualification of "Business") shall be deemed to refer to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice may be taken or given on the next succeeding Business Day.

                  IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed on its behalf by its officer thereunto duly authorized as of the date first written above.


                             NEW UNITEDGLOBALCOM, INC.


                             By:   /s/ MICHAEL T. FRIES
                                   -------------------------------
                                   Michael T. Fries
                                   President


                             LIBERTY MEDIA CORPORATION


                             By:   /s/ ELIZABETH M. MARKOWSKI
                                   -------------------------------
                                   Elizabeth M. Markowski
                                   Senior Vice President


                             LIBERTY GLOBAL, INC.


                             By:   /s/ ELIZABETH M. MARKOWSKI
                                   -------------------------------
                                   Elizabeth M. Markowski
                                   Senior Vice President


                             LIBERTY UCOMA, LLC


                             By:   /s/ ELIZABETH M. MARKOWSKI
                                   -------------------------------
                                   Elizabeth M. Markowski
                                   Senior Vice President